DATA TRANSMISSION NETWORK CORPORATION
                         9110 West Dodge Road, Suite 200
                                 Omaha, NE 68114
                                 (402) 390-2328

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                           PROXY STATEMENT SUPPLEMENT
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                               GENERAL INFORMATION

         This Proxy Statement Supplement ("this "Supplement") supplements the proxy statement of Data Transmission Network Corporation ("DTN" or the "Company") dated March 9, 1998 (the "Proxy Statement"), and is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of DTN to be voted at the Annual Meeting of Shareholders of DTN referred to in the Proxy Statement and at any and all adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting was originally scheduled for April 22, 1998, but has been adjourned to 10 o'clock a.m. on Thursday, May 21, 1998, at Old Mill Holiday Inn, 655 North 108th Avenue, Omaha, Nebraska, in order to give shareholders an opportunity to consider the information in this Supplement. The Board of Directors has fixed the close of business on March 2, 1998 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         This Supplement supplements and amends the Proxy Statement with information about developments occurring since the Proxy Statement was first mailed to shareholders of the Company on or about March 16, 1998, and should be read in conjunction with the Proxy Statement. To the extent information in this Supplement conflicts with information contained in the Proxy Statement, the information in this Supplement shall be deemed to supersede and replace the conflicting information in the Proxy Statement. This Supplement and the accompanying proxy card are first being mailed to shareholders on or about April 29, 1998.

         At the Annual Meeting, shareholders will consider and vote upon the election of directors to hold office until their successors are elected and qualify. Shareholders will also consider and vote upon the ratification of the appointment of Deloitte and Touche LLP as the Company's independent public accountants for fiscal year 1998 and any other business that may properly come before the Annual Meeting. The Proxy Statement previously furnished to you more fully describes the proposals to be considered at the Annual Meeting.

         Since the Proxy Statement was mailed to you, the Company has held discussions with certain of its shareholders who have expressed their desire to have the Company retain an investment banker to assist DTN in exploring alternative means to enhance shareholder value. The Board is in agreement with this endeavor. To facilitate this process, the Board intends to expand by two

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the number of directors of the Company and fill such positions at the meeting of directors immediately following the Annual Meeting. In addition, a committee of the Board will be established to supervise the process as more fully described later in this Supplement.

         Your vote is important, regardless of how many shares of DTN you own. Please sign and date the accompanying proxy card and mail it in the enclosed self-addressed envelope as promptly as possible, whether or not you expect to attend the meeting.

                 BOARD ACTIONS ANTICIPATED AFTER ANNUAL MEETING

         At a meeting of the Board held on April 14, 1998, the Board considered actions to be taken by the Company to enhance shareholder value and address the concerns of certain of its large shareholders. After review and consideration of the interests of DTN's shareholders as a whole, the Board authorized the following actions to be taken if its nominees are elected at the Annual Meeting:

         1. At the meeting of the Board immediately following the Annual Meeting (the "Annual Board Meeting"), the Board will amend the bylaws of the Company to increase the number of directors from seven to nine. The Board expects to elect Peter H. Kamin and Richard R. Jaros to fill the newly created positions.

         2. At the Annual Board Meeting, the Board will establish a committee of its members to explore alternatives to produce greater value for DTN's shareholders. The Board expects to appoint Roger R. Brodersen, Jay E. Ricks, Mr. Kamin and Mr. Jaros to the special committee, with Mr. Kamin acting as chairperson.


Expansion of the Board.
----------------------

         If the Board's nominees are elected at the Annual Meeting, then upon expansion of the Board from seven to nine directors, the Board will consist of four members who are employed by the Company (Mr. Brodersen, Greg T. Sloma, Roger W. Wallace and Scott A. Fleck) and five non-employee members (David K. Karnes, J. Michael Parks, Mr. Ricks, Mr. Kamin and Mr. Jaros). If elected, the directors will serve for a term extending until the 1999 annual meeting of shareholders of the Company and until their respective successors have been elected and qualify.

         Information with respect to the Board's nominees for election at the Annual Meeting is contained in the Proxy Statement. Set forth below is a brief summary of the principal occupations, business affiliations and other information concerning Mr. Kamin and Mr. Jaros which was furnished to the Company by such persons:

         Peter H. Kamin, age 36, has served as President of Peak Management, Inc., a General Partner of Peak Investment Limited Partnership, since 1992. Mr. Kamin served as co-manager of the U.S. private and public equity market activities for The Morningside Group (an offshore family trust) from 1987 to 1992. He served as Assistant Portfolio Manager for the Fidelity Magellan Fund and the Fidelity Over-The-Counter Fund from 1986 to 1987. He was an Equity Analyst at Fidelity Management and Research from 1983 to 1986. As more fully disclosed in the Proxy Statement, as of the record date Mr. Kamin and Peak

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Investment  Limited  Partnership are the beneficial  owners of 591,600 shares of
DTN common stock. Such shares represent approximately 5.3% of the Company's outstanding shares of common stock.


         Richard R. Jaros, age 46, served as President of Kiewit Diversified Group, Inc., now Level 3 Communications, Inc., from 1996 to 1997. From 1993 to 1997, Mr. Jaros served as an executive officer and member of the Executive Committee of Peter Kiewit Sons', Inc., first as Executive Vice President from 1993 to 1995 and then as Executive Vice President, Chief Financial Officer from 1995 to 1997. He served as Chairman of the Board of CalEnergy Company, Inc. from 1993 to 1994 and served as its President and Chief Operating Officer from 1992 to 1993. Mr. Jaros presently serves on the Board of Directors of Level 3 Communications, Inc., CalEnergy Company, Inc., RCN Corporation and Commonwealth Telephone.

Committee to Enhance Shareholder Value.
--------------------------------------

         The purpose of the special committee will be to explore various means by which the Company can produce greater market value for the holders of its common stock and otherwise maximize shareholder value. The committee is expected to assist the Board in selecting investment bankers and other professionals to identify and evaluate a broad range of alternatives available for the Company to produce greater value for its shareholders. These alternatives may include stock repurchases, recapitalization, sale or merger of the Company, or other strategic or financing alternatives. The Board intends to allow sufficient time to evaluate the appropriate alternatives while at the same time not allow the process to become unreasonably disruptive to the operations and continued growth of the Company.

         It is anticipated that the committee will be comprised of Messrs. Brodersen, Ricks, Kamin and Jaros. Mr. Brodersen, Chairman and Chief Executive Officer of DTN, has been a director of the Company since its inception. Mr. Ricks has been a director of DTN since 1995. Mr. Kamin, a principal of the general partner of Peak Investment Limited Partnership (a holder of over 5% of the Company's common stock), and Mr. Jaros will be elected to the expanded Board as provided in this Supplement.

                             SOLICITATION OF PROXIES

         The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. The Company will bear the costs of this solicitation of proxies. Following the mailing of this Supplement, proxies may also be solicited by directors, officers and regular employees of the Company in person, by telephone or by other electronic means. The Company will also reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. The Company has retained D. F. King & Co., Inc. to aid in the solicitation of proxies, at an estimated cost of $10,000 plus reimbursement for reasonable out-of-pocket expenses.

         All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes


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

among the nominees as the shareholder desires. Nominees who receive the greatest number of votes will be elected.

         Except to the extent that a shareholder withholds votes from any or all nominees, the persons named in the proxy card, in their sole discretion, will vote such proxy for, and if necessary, exercise cumulative voting rights to secure the election of the seven nominees named therein. If any person other than the Board's nominees is nominated for election as a director at the Annual Meeting, then the proxy holders reserve the right to vote these shares cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). The Board is not aware of any other proposed nominees or any other issue which may properly be brought before the Annual Meeting. If other matters are properly brought before the Annual Meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

         Whether or not you have previously returned the proxy card sent to you with the Proxy Statement, your Board urges you to show your support for the Board by signing, dating and promptly mailing the enclosed proxy card. By signing and dating the enclosed proxy card, you will revoke any earlier dated proxy card which you may have signed. THE BEST WAY TO SUPPORT YOUR BOARD'S NOMINEES AND DETERMINATIONS IS TO VOTE "FOR" THE BOARD'S NOMINEES USING THE ENCLOSED PROXY CARD.

         IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, WE URGE YOU TO CONTRACT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO VOTE "FOR" YOUR BOARD'S NOMINEES FOR DIRECTOR USING THE ENCLOSED PROXY CARD.

                              ELECTION OF DIRECTORS

         At the Annual Meeting the shareholders of DTN are to elect seven directors. As more fully described in the Proxy Statement, the Board has nominated for election or re-election as directors Messrs. Brodersen, Fleck, Karnes, Parks, Ricks, Sloma and Wallace. If elected, the Board's nominees, subject to their fiduciary duties to the Company's shareholders, intend to expand the Board from seven to nine directors, elect Mr. Kamin and Mr. Jaros to the newly created positions, and establish a committee to assist the Board in evaluating alternatives to enhance shareholder value, all as described in this Supplement.

         The board strongly recommends that you vote FOR the Board's nominees as directors of the Company.

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                       APPROVAL OF APPOINTMENT OF AUDITORS

         The Board has, upon the recommendation of its Audit Committee, appointed the firm of Deloitte & Touche LLP to audit the Company's financial statements for the fiscal year ending December 31, 1998, subject to ratification by the shareholders of the Company. Deloitte & Touche LLP served as the Company's auditors for the 1997 fiscal year.

         The Board recommends a vote FOR the approval of the appointment of Deloitte & Touche LLP as independent auditors for the Company.


                                 OTHERS MATTERS

         As of the date of this Supplement, the Board is not aware of any business to come before the Annual Meeting other than those matters described above or in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

         If you would like another copy of the Proxy Statement, please call the undersigned at (402) 390-2328 and the Company will promptly forward one to you.

                                                         BY ORDER OF THE
                                                         BOARD OF DIRECTORS



                                                         /s/ Brian L. Larson
                                                         -----------------------
                                                         Brian L. Larson
                                                         Secretary

Omaha, Nebraska
April 24, 1998


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                   DATA TRANSMISSION NETWORK CORPORATION PROXY
            Annual Meeting of Stockholders Adjourned to May 21, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger R. Brodersen and Brian L. Larson, or either of them, as proxies of the undersigned, with full power of substitution to either of them, and hereby authorizes them to vote as designated below all shares of common stock of Data Transmission Network Corporation held of record by the undersigned on March 2, 1998 at the Annual Meeting of Stockholders adjourned to May 21, 1998 and at any further adjournments thereof (a) on the following matters and (b) on any other matters that properly may come before the meeting or any adjournments thereof:


1.  ELECTION OF DIRECTORS

          FOR all nominees listed below (except as marked)
    -----

          WITHHOLD AUTHORITY to vote for all nominees listed below
    -----


(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), draw a line through the nominee's name below.)

    Roger R. Brodersen    Scott A. Fleck    David K. Karnes    J. Michael Parks
    Jay E. Ricks          Greg T. Sloma     Roger W. Wallace



2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors of the Corporation for fiscal year ending December 31, 1998.

         FOR                            AGAINST                          ABSTAIN
     ----                           ----                             ----

Except to the extent authority is withheld from any or all nominees, the holders of this proxy, in their sole discretion, will vote this proxy for, and if necessary, exercise cumulative voting rights to secure, the election of the nominees named above. If any person other than the nominees named above is nominated for election as a director at the meeting, then the holders of this proxy may, in their sole discretion, vote this proxy cumulatively so that one or more of the nominees named above may receive fewer votes than the other nominees or no votes at all. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Proxy Statement Supplement for the Annual Meeting of Stockholders of Data Transmission Network Corporation adjourned to May 21, 1998 and the Proxy Statement dated March 9, 1998.

Dated                             , 1998
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                                                  (Signature of Stockholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

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